Exhibit 10.4

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-THREE

NUMBER: NINE HUNDRED TWENTY-SEVEN	MINUTES: 840

KARDEX: 104696

FIRST ADDENDUM TO THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES IN THE TRECCA TOWER

GRANTED BY:

SOCIAL HEALTH INSURANCE - ESSALUD

AND

CONSORCIO TRECCA S.A.C.

MGE.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*.*

IN THE CITY OF LIMA, DISTRICT OF SAN ISIDRO, ON THE NINETEENTH (19) DAYS OF THE MONTH OF APRIL OF THE YEAR TWO THOUSAND ELEVEN (2011), BEFORE ME, JORGE ERNESTO VELARDE SUSSONI NOTARY, LAWYER OF THIS CAPITAL,

APPEAR

MR. JAVIER ANGEL ROSAS SANTILLANA, WHO DECLARES TO BE A PERUVIAN NATIONAL IN THE MEDICAL PROFESSION IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 06430274, MARRIED, AND DOMICILED AT AV. DOMINGO CUETO NO. 120 - JESUS MARIA, LIMA, PROVINCE AND DEPARTMENT OF LIMA, WHO ACTS ON BEHALF OF: SOCIAL HEALTH INSURANCE - ESSALUD, WITH SOLE TAXPAYER REGISTRATION NO. 20131257750 AS GENERAL MANAGER, DULY EMPOWERED ACCORDING TO EXECUTIVE COUNCIL AGREEMENT NO. 22-5-ESSALUD 2011 AND REGISTERED UNDER ELECTRONIC RECORD NO. 11008571 OF THE PUBLIC REGISTRY OF COMPANIES OF LIMA, AND WHOM I IDENTIFY AND ATTEST.

MR. ARISTIDES DE MACEDO MURGEL WHO CLAIMS TO BE OF BRAZILIAN NATIONALITY AND ADMINISTRATOR, IDENTIFIED WITH FOREIGN IDENTIFICATION CARD NUMBER 000215751, MARRIED, AND DOMICILED AT AV DEL PINAR NO. 144 – URB. CHACARILLA DEL ESTANQUE, SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA, WHO ACTS ON BEHALF OF CONSORCIO TRECCA S.A.C., WITH SOLE TAXPAYER REGISTRATION NO. 20537073236, DULY EMPOWERED ACCORDING TO POWERS CONTAINED IN THE PUBLIC DEED ISSUE BY THE NOTARY OF LIMA, AND TO WHOM I IDENTIFY AND ATTEST.

THE APPEARING PARTIES.

ARE WELL VERSED IN THE SPANISH LANGUAGE, ARE BOUND FULLY, FREELY AND KNOWINGLY, IN ACCORDANCE WITH THE ASSESSMENT I HAVE CARRIED OUT, IN ACCORDANCE WITH ARTICLE 54 OF THE LAW ON NOTARIAL ACTS TO WHICH I ATTEST. AND THEY GIVE ME A SIGNED AND ATTORNEY AUTHORIZED MINUTES, WHICH I FILE IN MY RESPECTIVE PROTOCOL UNDER THE CORRESPONDING ORDER NUMBER AND WHOSE WORDING IS AS FOLLOWS:

MINUTES:

NOTARY:

PLEASE ISSUE IN YOUR REGISTER OF PUBLIC DEEDS THE FIRST ADDENDUM TO THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES IN THE TRECCA TOWER THAT GRANTS:

SOCIAL HEALTH INSURANCE - ESSALUD WITH SOLE TAXPAYER REGISTRATION NO. 20131257750, DOMICILED AT AV, DOMINGO CUETO NO. 120 - JESUS MARIA, LIMA – PERU; WHO IS DULY REPRESENTED BY ITS GENERAL MANAGER MR. JAVIER ANGEL ROSAS SANTILLANA, IDENTIFIED WITH D.N.I. (DOCUMENTO NACIONAL DE IDENTIFICACIÓN [NATIONAL IDENTIFICATION DOCUMENT]) NO. 06430274, AUTHORIZED BY EXECUTIVE COUNCIL AGREEMENT NO. 22-5-ESSALUD-2011 AND REGISTERED UNDER ELECTRONIC RECORD NO. 11008571, WHO IS HEREINAFTER REFERRED TO AS ESSALUD, AND

CONSORCIO TRECCA S.A.C, WITH SOLE TAXPAYER REGISTRATION NO. 20537078236, DOMICILED AT AV DEL PINAR NO. 144 – URB. CHACARILLA DEL ESTANQUE, SANTIAGO DE SURCO, LIMA – PERU; WHO IS DULY REPRESENTED BY ARISTIDES DE MACEDO MURGEL, IDENTIFIED WITH FOREIGN IDENTIFICATION CARD NO. 000215751 DULY EMPOWERED FOR THAT PURPOSE, ACCORDING TO POWERS CONTAINED IN THE PUBLIC DEED ISSUED BY THE NOTARY OF LIMA, HEREINAFTER THE OPERATING COMPANY, UNDER THE FOLLOWING TERMS AND CONDITIONS:

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-FOUR

FIRST: BY DOCUMENT DATED APRIL 18, 2011, THE FIRST ADDENDUM WAS SIGNED TO THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES IN THE TRECCA TOWER.

SECOND: PLEASE INSERT THE FOLLOWING DOCUMENTS TO THE PUBLIC DEED OF THE MINUTES BEFORE YOU:

1 ADDENDUM TO THE PRIVATE-PUBLIC ASSOCIATION CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES IN THE TRECCA TOWER DATED APRIL 18, 2011.

PLEASE ADD THE INTRODUCTION AND CONCLUSION OF THE LAW AND SEND THE RELEVANT PARTIES TO THE REGISTER FOR THE CORRESPONDING REGISTRATION.

LIMA, APRIL 18, 2011.

SIGNED BY: SOCIAL HEALTH INSURANCE – ESSALUD: JAVIER ANGEL ROSAS SANTILLANA.

SIGNED BY: CONSORCIO TRECCA S.A.C.: ARISTIDES DE MACEDO MURGEL.

ATTORNEY AUTHORIZING THE MINUTES DR. JUAN CARLOS PALOMINO M., BAR ASSOCIATION 14211.

INSERT:

PLEASE ADD TO THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR INFRASTRUCTURE REMODELING AND IMPLEMENTATION, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES THE TRECCA TOWER

THE FIRST ADDENDUM TO THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES IN THE TRECCA TOWER (HEREINAFTER FIRST ADDENDUM), CONCLUDED BY:

SOCIAL HEALTH INSURANCE - ESSALUD WITH SOLE TAXPAYER REGISTRATION NO. 20131257750, DOMICILED AT AV., DOMINGO CUETO NO. 120 - JESUS MARIA, LIMA – PERU; WHO IS DULY REPRESENTED BY ITS GENERAL MANAGER MR JAVIER ANGEL ROSAS SANTILLANA, IDENTIFIED WITH D.N.I. NO. 06430274, AUTHORIZED BY EXECUTIVE COUNCIL AGREEMENT NO. 22-5-ESSALUD-2011 AND REGISTERED UNDER ELECTRONIC RECORD NO. 11008571, WHICH IS HEREINAFTER REFERRED TO AS ESSALUD, AND

CONSORCIO TRECCA S.A.C, WITH SOLE TAXPAYER REGISTRATION NO. 20537078236, DOMICILED AT AV DEL PINAR NO. 144 – URB. CHACARILLA DEL ESTANQUE, SANTIAGO DE SURCO, LIMA – PERU; WHO IS DULY REPRESENTED BY ARISTIDES DE MACEDO MURGEL, IDENTIFIED WITH FOREIGN IDENTIFICATION CARD NO. 000215751 DULY EMPOWERED FOR THAT PURPOSE, ACCORDING TO POWERS CONTAINED IN THE PUBLIC DEED ISSUED BY THE NOTARY OF LIMA, HEREINAFTER THE OPERATING COMPANY,

IN THE FOLLOWING TERMS AND CONDITIONS:

1.1. DATED AUGUST 27, 2010. ESSALUD AND THE OPERATING COMPANY CONCLUDED A PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT MANAGEMENT AND PROVISION OF ASSISTANCE AND ADMINISTRATIVE SERVICES IN THE TRECCA TOWER, (HEREINAFTER THE CONTRACT).

1.2. THE PARTIES WISH TO AMEND VARIOUS TERMS AND CONDITIONS OF THE CONTRACT UNDER SECTION 24 THEREOF, AND ARTICLE 9 OF SUPREME DECREE NO. 146-2008-EF (REGULATION OF THE FRAMEWORK LAW ON PUBLIC-PRIVATE PARTNERSHIPS), WHICH PROVIDES THAT IT IS POSSIBLE TO MAKE AMENDMENTS TO PUBLIC-PRIVATE PARTNERSHIP CONTRACTS WITHIN THE FIRST THREE YEARS FROM THEIR CONCLUSION, PROVIDED THAT SUCH MODIFICATIONS: (I) ARE INTENDED TO CORRECT MATERIAL ERRORS; (II) ARE INTENDED TO SPECIFY OPERATIONAL ASPECTS FOR THE BEST PERFORMANCE OF THE CONCESSION CONTRACT, OR, (III) ARE REQUIRED BY THE PERMITTED CREDITORS LINKED TO THE FINANCIAL CLOSING STAGE OF THE CONTRACT.

1.3. THE PARTIES AGREE THAT THE TERMS USED IN CAPITAL LETTERS AND NOT EXPRESSLY DEFINED IN THIS FIRST ADDENDUM SHALL HAVE THE MEANING ASSIGNED IN THE CONTRACT.

1.4 BY AGREEMENT OF THE BOARD OF DIRECTORS NO. 22-5-ESSALUD-2011 DATED MARCH 09, 2011, ADDENDUM NO. 1 TO THE CONTRACT WAS APPROVED.

SECOND. CONTRACT MODIFICATION

THE PARTIES AGREE TO MAKE THE FOLLOWING MODIFICATIONS TO THE CONTRACT.

A) IN SECTION 1 BACKGROUND AND DEFINITIONS

A.1) CORRECT THE NUMBERING ERROR OF CLAUSE 1.12 IN DEFINITIONS TO READ CLAUSE 1.13.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-FIVE

A.2) AMEND THE DEFINITION OF VAT, WHICH SHALL HAVE THE FOLLOWING WORDING:

“VAT

IS THE GENERAL SALES TAX REFERRED TO IN SUPREME DECREE NO. 055-99-EF, A CONSOLIDATED AMENDED TEXT OF THE LAW ON GENERAL SALES TAX AND EXCISE TAX AND ITS AMENDMENTS, OR REGULATION THAT REPLACES IT, AND INCLUDES THE MUNICIPAL SALES TAX GOVERNED BY CONSOLIDATED AMENDED TEXT OF THE MUNICIPAL TAX LAW, APPROVED BY SUPREME DECREE NO. 156-2004-EF.”

B) IN SECTION 4: GENERAL ASPECTS AMENDING PARAGRAPH G) OF CLAUSE 4.2.1, WHICH SHALL HAVE THE FOLLOWING WORDING:

*G) AT THE END OF THE CONTRACT, DELIVER TO ESSALUD, WITHOUT RIGHT TO PAYMENT, THE PROPERTY AFFECTED BY THE CONTRACT INCLUDING THOSE THAT CANNOT BE REMOVED OR WHICH MAY CAUSE DAMAGE TO THE OTHER PROPERTY.”

C) IN SECTION 6: PROPERTY REGIME AMENDING CLAUSES 6.2 AND 6.5, WHICH SHALL HAVE THE FOLLOWING WORDING:

“6.2 ALL PROPERTY THAT IS INCORPORATED, INCLUDING THE BUILDINGS, EQUIPMENT AND FURNITURE TO ACHIEVE THE OBJECTIVE OF THE CONTRACT, WILL CONSTITUTE PROPERTY AFFECTED BY THE CONTRACT FROM ITS INCORPORATION, WHICH MUST BE RECORDED. AFTER THE TERM OF THE CONTRACT, THE AFFECTED PROPERTY WILL BE RETURNED TO ESSALUD AT NO ADDITIONAL COST, WITHOUT PREJUDICE TO THE PAYMENT OF THE CORRESPONDING RPI. THE MOVABLE PROPERTY (READ EQUIPMENT AND FURNITURE) LINKED EXCLUSIVELY TO THE PROVISION OF OPTIONAL SERVICES AS WELL AS THOSE THAT ARE NOT PART OF THE COMMITMENTS OF THE OPERATING COMPANY WITH ESSALUD SHALL NOT FORM PART OF THE PROPERTY AFFECTED BY THE CONTRACT.

THE OPERATING COMPANY ONCE THE CAD IS ISSUED AT EACH MILESTONE, WHETHER INFRASTRUCTURE OR EQUIPMENT. MAKE ADJUSTMENTS TO THE CONTRACT FOR THE PURPOSE OF DETERMINING THE RPI, AND WILL ISSUE THE CORRESPONDING INVOICE FOR THE AMOUNT OF THE RPI AND ITS RESPECTIVE VAT. THE ISSUANCE OF THIS INVOICE DOES NOT IMPLY THE DELIVERY OF PROPERTY BECAUSE THEY ARE AFFECTED BY THE CONTRACT”

“6.5. AT THE END OF THE CONTRACT THE OPERATING COMPANY IS OBLIGED TO DELIVER ALL NON-REMOVABLE PROPERTY, CONSTRUCTION AND IMPROVEMENTS OR WHOSE REMOVAL MAY CAUSE DAMAGE TO THE INFRASTRUCTURE, TO ESSALUD WITHOUT ANY REFUND FOR THEM, AND THE TOTAL OR PARTIAL DESTRUCTION OF THE AFFECTED PROPERTY BY THE OPERATING COMPANY WILL BE PUNISHABLE BY PENALTY”

D) IN SECTION 13. ECONOMIC REGIME, AMENDING CLAUSES 13.4, 13.15, 13.30 AND 13.41, WHICH SHALL HAVE THE FOLLOWING WORDING:

“13.4 THE REFERENCE VALUE OF THE INVESTMENT IN VR-INFRASTRUCTURE INFRASTRUCTURE HAS BEEN ESTABLISHED ON THE BASIS OF THE FOLLOWING CONCEPTS WITHOUT CONSIDERING CAPITAL OR FINANCING COSTS.

A) DIRECT WORK COSTS

B) DEFINITIVE STUDY COSTS

C) GENERAL AND UNFORESEEN EXPENSES

D) PROFIT

THIS AMOUNT WITHOUT INCLUDING THE VAT AMOUNTS TO US$ 29,900,000 (TWENTY-NINE MILLION NINE HUNDRED AND 00/100 US DOLLARS) INCLUDED IN THE AWARDED REFERENCE PROJECT (ANNEX I)

THE AMOUNT INDICATED IN THE PREVIOUS PARAGRAPH IN US DOLLARS IS REFERENTIAL, AS CONSISTING OF THE PROJECT AWARDED, PURSUANT TO THE AWARDED PROJECT, FOR WHICH THE SAME MUST BE ADJUSTED BY THE EXCHANGE RATE VARIATIONS AT THE TIME OF ISSUING THE RESPECTIVE CAO (CERTIFICADO DE AVANCES DE OBRAS [CERTIFICATE FOR WORKS MILESTONES])” “13.15 A) FOR CHANGES IN INTEREST RATE

(…)

B) FOR CHANGES IN EXCHANGE RATE

AT THE DATE OF ISSUANCE OF EACH CAO. SET IN CLAUSE 13.8, THE BASE REFERENCE VALUE WILL BE UPDATED BY THE EXCHANGE RATE VARIATION. CONSIDERING THE DIFFERENCE BETWEEN THE REFERENCE EXCHANGE RATE USED IN THE REFERENCE PROJECT AWARDED (ANNEX I) AND THE EXCHANGE RATE IN FORCE AT THE DATE OF ISSUANCE OF EACH CAO. IN ANY EVENT, SUCH ADJUSTMENT SHALL BE MADE AVOIDING A DOUBLE ADJUSTMENT FROM THE MECHANISM ESTABLISHED BY THE ADJUSTMENT OF THE CAO BY PRICE VARIATION PROVIDED FOR IN CLAUSE 13 14’

“13.30 A) FOR CHANGES IN INTEREST RATE

B) FOR CHANGES IN EXCHANGE RATE

(…)

AT THE DATE OF ISSUANCE OF EACH CAO-E, SET OUT IN CLAUSE 13.24, THE BASE REFERENCE VALUE SHALL BE UPDATED BY THE EXCHANGE RATE VARIATION, CONSIDERING THE DIFFERENCE BETWEEN THE REFERENCE EXCHANGE RATE USED IN THE REFERENCE PROJECT AWARDED (ANNEX I) AND THE EXCHANGE RATE IN FORCE AT THE DATE OF ISSUANCE OF EACH CAO-E.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-SIX

IN ANY EVENT. THIS ADJUSTMENT SHALL BE MADE AVOIDING A DOUBLE ADJUSTMENT FROM THE MECHANISM ESTABLISHED BY THE ADJUSTMENT OF THE CAO-E BY PRICE VARIATION PROVIDED FOR IN CLAUSE 13.31”

“13.41 RPMO (RETRIBUCIÓN POR OPERACIÓN Y MANTENIMIENTO [OPERATION AND MAINTENANCE PAYMENTS]) COMPONENTS MAY BE ADJUSTED DURING THE OPERATING PERIOD, AT LEAST ON AN ANNUAL BASIS, ACCORDING TO THE DEMAND FOR SERVICES INITIALLY CONTRACTED AND/OR THE RELEVANT PRICE INDEX TO ADJUST THE PREDEFINED RATES IN THE VARIOUS BENEFIT SERVICES AND/OR THE CHANGE IN THE EXCHANGE RATE.

ADJUSTMENTS FOR CHANGES IN THE EXCHANGE RATE

THE COMPONENTS OF THE RPMO THAT HAVE BEEN ESTABLISHED AS REFERENCE IN US DOLLARS MAY BE ADJUSTED DURING THE TRADING PERIOD BY EXCHANGE DIFFERENCE, TAKING INTO ACCOUNT THE REFERENCE EXCHANGE RATE USED TO OBTAIN THE RPMO REFERENCE RATE IN US DOLLARS AND THE EXCHANGE RATE IN FORCE AT THE CLOSE OF EACH MONTH IN ANY EVENT, SUCH ADJUSTMENT SHALL BE MADE AVOIDING A DOUBLE ADJUSTMENT FROM THE MECHANISM ESTABLISHED BY THE INFLATION ADJUSTMENT PROVIDED FOR IN CLAUSE 13 42”

E) IN SECTION 14: FINANCIAL REGIME, AMEND CLAUSES 14.1.1, 14.1.2, 14.1.3, 14.3, 14.8, 14.9, 14.12, 14.16, 14.20 AND THE FIRST PARAGRAPH OF CLAUSE 14.29, WHICH SHALL BE WORDED AS FOLLOWS:

“14.1.1. THE FIRST PAYMENT BY RPS-INFRASTRUCTURE AND ITS CORRESPONDING VAT, WILL BE IRREVOCABLY PAID FROM THE TWENTIETH (20) MONTH OF THE INVESTMENT PERIOD START DATE PROVIDED IN THIS CONTRACT WITHOUT FUTURE DELAYS CHANGING THIS DATE. SUBSEQUENTLY, PAYMENTS WILL BE MADE MONTHLY AND FOR THE PERIOD OF TEN (10) YEARS AS DEFINED IN CLAUSE 13.7; IF THE PAYMENT IS NOT MADE ON AND IN THE STIPULATED DATES AND AMOUNTS, ESSALUD SHALL PAY THE OPERATING COMPANY A DEFAULT INTEREST CORRESPONDING TO THE FINANCING RATE INDICATED IN CLAUSE 13.5 PLUS TWO PER CENT (2%).”

“14.1.2. THE FIRST RPI-EQUIPMENT (SISTEMA DE RETRIBUCIÓN POR INVERSIONES [REIMBURSEMENT FOR INVESTMENT]) PAYMENT AND ITS CORRESPONDING VAT SHALL BE IRREVOCABLY PAID FROM THE TWENTIETH (20) MONTH OF THE INVESTMENT PERIOD START DATE PROVIDED IN THIS CONTRACT WITHOUT FUTURE DELAYS CHANGING THIS DATE, EXCEPT AS SET FORTH IN SECTION 5.5, PARAGRAPH D) OF THE CONTRACT. SUBSEQUENTLY, PAYMENTS WILL BE MADE MONTHLY AND FOR THE PERIOD OF FIVE (5) YEARS PURSUANT TO THE PROVISIONS OF CLAUSE 13.20.

RPI-EQUIPMENT RESULTING FROM REINVESTMENT PROCESSES OR REPLACEMENT OR EXTENSION OF SERVICE WILL BE PAID FROM THE FIRST END OF THE MONTH OF REPLACEMENT PERFORMED AND CERTIFIED BY THE SUPERVISOR.

IN CASE OF NON-PAYMENT ON THE ESTABLISHED DATES, ESSALUD MUST PAY A DEFAULT INTEREST ON THE UNPAID BALANCE AT THE FINANCE RATE INDICATED IN CLAUSE 13.5 PLUS TWO PER CENT (2%), AS OF THE DAY FOLLOWING THAT DATE.”

“14.1.3. THE RPM WILL BE PAID NO LATER THAN (5) DAYS BEFORE THE LAST CALENDAR DAY OF EACH MONTH, GIVEN THAT THE START DATE OF OPERATIONS MAY BE AN INTERMEDIATE DAY OF A GIVEN MONTH; THE APPROPRIATE RPM WILL BE PAID MONTHLY ON A PROPORTIONAL BASIS BASED ON THE NUMBER OF DAYS IN OPERATION IN SAID MONTH AND THE TOTAL NUMBER OF DAYS IN SAID MONTH. THE FIRST PAYMENT WILL BE MADE NO LATER THAN THE LAST BUSINESS DAY OF THE RESPECTIVE MONTH.

IN CASE OF NON-PAYMENT ON THE ESTABLISHED DATES, ESSALUD MUST PAY A DEFAULT INTEREST ON THE UNPAID BALANCE AT THE FINANCE RATE INDICATED IN CLAUSE 13.5 PLUS TWO PER CENT (2%), AS OF THE DAY FOLLOWING THAT DATE.”

“14.3. ESSALUD IN COORDINATION WITH THE OPERATING COMPANY SHALL CONSTITUTE A TRUST, WHICH SHALL BE CALLED THE ADMINISTRATION TRUST AND GUARANTEE, WHICH MUST BE CONSTITUTED NO LATER THAN THE INVESTMENT PERIOD START DATE IN ACCORDANCE WITH THE GUIDELINES SET OUT IN ANNEX B. APPENDIX B-V. THE RPS PAYMENTS FOR THE FOLLOWING CONCEPTS WILL BE ALLOCATED TO THIS TRUST:

THE ADMINISTRATION TRUST AND GUARANTEE SHALL BE FOR RECEIVING AND MAINTAINING UNDER TRUST THE RPS PAYMENTS FOR THE FOLLOWING CONCEPTS:

IRREVOCABLE PAYMENTS

A) THE AMOUNT OF THE RPI-I ESTIMATED IN CLAUSE 14.10

B) THE AMOUNT OF THE RPI-E ESTIMATED IN CLAUSE 14.14

C) THE VAT AMOUNT CORRESPONDING TO THE AMOUNTS OF ITEMS A) AND B) ABOVE.

NON-IRREVOCABLE PAYMENTS

D) WORKS COMPLIANCE BONUS (RPI-I AMOUNT ESTIMATED IN CLAUSE 13.11 LESS THE AMOUNT OF THE RPI-I ESTIMATED IN CLAUSE 14.10)

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-SEVEN

E) EQUIPMENT COMPLIANCE BONUS (RPI-E AMOUNT ESTIMATED IN CLAUSE 13.27 LESS THE RPI-E AMOUNT ESTIMATED IN CLAUSE 14.14)

F) THE AMOUNT OF THE RPMO AND ALL ITS COMPONENTS.

G) PAYMENT OF THE ADDITIONAL SERVICES AS SET OUT IN CLAUSES 13.39 AND 13.43 AFTER THIRTY (30) CALENDAR DAYS FROM THE ISSUANCE OF THE CORRESPONDING INVOICE BY THE OPERATING COMPANY.

H) THE VAT AMOUNT CORRESPONDING TO THE AMOUNTS OF ITEMS D), E), F) AND G).

THE TOTAL OF THESE PAYMENTS CONSIDERING THEIR OWN FREQUENCY, CORRESPOND TO THE RPS PLUS THE CORRESPONDING VAT.”

“14.8 THE INSTRUCTIONS FOR THE DEPOSIT AND PAYMENT OF THE OF THE RPI-INFRASTRUCTURE COMPONENT AND ITS CORRESPONDING VAT, WHICH IN THIS CONTRACT IS IRREVOCABLE, SHALL BE MADE AT THE ISSUANCE OF THE CERTIFICATE FOR WORKS MILESTONES AND MAY NOT BE AMENDED BY SUBSEQUENT INSTRUCTIONS, INCLUDING THE ABOVE CLAUSE, OR BY THE POSSIBLE VERIFICATION OF THE EXPIRATION, TERMINATION, RESOLUTION, SUSPENSION OF THE CONTRACT AND/OR BREACH THAT ANY PARTY MAY INCUR AND/OR THE ESTABLISHMENT OF ANY DISPUTE SETTLEMENT PROCEDURE; THIS ORDER SPECIFIES THE BEGINNING AND TIMELINESS OF PAYMENTS AND SHALL BE CARRIED OUT IN ACCORDANCE WITH CLAUSE 14.1.1.”

“14.9 ESSALUD WILL GIVE INSTRUCTIONS THAT THE PAYMENT FLOWS CALLED IRREVOCABLE RPI-INFRASTRUCTURE PAYMENTS ARISING FROM THE ISSUANCE OF THE CAOS AND THEIR-CORRESPONDING VAT, ARE IRREVOCABLE AND NON-ADJUSTABLE IN ORDER TO HAVE A PREDICTABLE PAYMENT FLOW OF THE INFRASTRUCTURE. THESE PAYMENTS WILL BE MADE DESPITE ANY EXPIRATION, TERMINATION, REDUCTION, SUSPENSION OR BREACH OF CONTRACT BY ANY OF THE PARTIES. THE FINAL DESIGN WILL BE ESTABLISHED ACCORDING TO THE REQUIREMENTS OF THE CAPITAL MARKET AND WITHIN THE REASONABLE SECURITY MECHANISMS THAT THE FINANCING OF THE OPERATING COMPANY NEEDS WITHIN THE LEGAL POSSIBILITIES OF ESSALUD.”

“14.12. THE RPI-I AND ITS CORRESPONDING VAT ARE IRREVOCABLE PAYMENTS AND WILL BE PAID FROM THE TWENTIETH (20) MONTH AFTER THE INVESTMENT PERIOD START DATE.”

“14.16. THE RPI-E AND ITS CORRESPONDING VAT ARE IRREVOCABLE PAYMENTS AND WILL BE PAID FROM THE TWENTIETH (20) MONTH AFTER THE INVESTMENT PERIOD START DATE.”

“14.20 THE MAIN CHARACTERISTICS OF CR-RPI FOR THIS CONTRACT, ARE THE FOLLOWING

A. AS THE ISSUANCE OF THE CAO AND CAO-E ARE IN ACCORDANCE WITH CLAUSES 13.4 AND 13.9, RESPECTIVELY, A PAYMENT SCHEDULE IS MADE OF THE IRREVOCABLE PART OF THE RPI AND ITS CORRESPONDING VAT.

B. EACH OF THE RPI-ICAO-FIN PAYMENTS. I. AND ITS RESPECTIVE VAT, CORRESPONDING TO EACH UPDATE, I AND THE RPI-ECAO-E-FIN, I, WILL BE DESTINED TO THE ADMINISTRATION TRUST AND GUARANTEE.

C. FROM THESE FLOWS, CR-RPI CS MAY BE GENERATED WHICH TAKE INTO ACCOUNT QUARTERLY OR SEMI-ANNUAL PAYMENTS, AS ESTABLISHED BY THE FINANCIAL SYSTEM OR CAPITAL MARKET.

D. THE NOMINATIVE VALUE ENTERED IN THE CR-RPI SHALL BE TAKEN INTO ACCOUNT ACCORDING TO THE CAO ISSUED AND SHALL CONTAIN THE RESPECTIVE VAT OF THE OPERATING COMPANY ACCORDING TO ITS NEEDS OR THE CHARACTERISTICS INDICATED BY THE PERMITTED CREDITOR OR CAPITAL MARKET REQUIREMENTS; IN THE SAME WAY, THE CR-RPI PAYMENT DEADLINE WILL BE ESTABLISHED.

E. THE CR-RPI WILL BE ISSUED ON THE DATE AND WITH THE CONTENT PROVIDED BY THE OPERATING COMPANY PROVIDED THAT THE REQUIRED ISSUANCE DATE IS THE ISSUANCE OF THE RESPECTIVE CAO OR CAO-E.

F. NOTWITHSTANDING ANY OTHER PROVISIONS CONTAINED IN THE CONTRACT, THE PARTIES STATE THAT ONCE THE CR-RPI HAS BEEN ISSUED, THE CORRESPONDING PAYMENTS WILL BE MADE WITHOUT INTERRUPTION ON THE DATES INDICATED, WITH IT BEING A DIRECT, GENERAL, UNCONDITIONAL AND IRREVOCABLE OBLIGATION OF ESSALUD TO MAKE SUCH PAYMENTS.

THE RIGHT OF COLLECTION REPRESENTED IN EACH CR-RPI SHALL NOT BE CONDITIONAL ON THE APPROVAL OF THE WORKS CARRIED OUT AFTER THE ISSUANCE OF THE CAO OR CAO-E THAT GAVE RISE TO THE CR-RPI; THEREFORE, ESSALUD’S OBLIGATIONS SHALL NOT BE AFFECTED OR INVALIDATED UNDER ANY CIRCUMSTANCE, INCLUDING BUT NOT LIMITED TO THE FAILURE, IMPOSSIBILITY OR IMPRACTICALITY IN THE USE OF THE INFRASTRUCTURE FOR ANY REASON, INCLUDING BUT NOT LIMITED TO THE TOTAL OR PARTIAL DESTRUCTION OF THE INFRASTRUCTURE BY FORCE MAJEURE OR UNFORESEEN EVENTS, THE CHANGE OF CONTROL OR CONTROLLER OF THE OPERATING COMPANY, TERMINATION OF THE CONTRACT. ANY BREACH OR AMENDMENT OF THE CONTRACT, ANY ACTION OR INACTION OF THE OPERATING COMPANY, ANY ADJUSTMENT OF THE RPI OR ITS CORRESPONDING VAT AND, IN GENERAL, ANY SIMILAR EVENT; FURTHERMORE, ESSALUD MAY NOT OBJECT TO EXCEPTIONS, COMPENSATIONS, OBLIGATIONS, COUNTER CLAIMS, EXCEPTION OF BREACH OR ANY OTHER DEFENSE OR RIGHT

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-EIGHT

WHETHER OR NOT DERIVED FROM THE CONTRACT THAT TEND TOWARDS OR AIM TO DELAY, WITHHOLD, REDUCE OR PREVENT PAYMENTS OF THE RPI AND ITS CORRESPONDING VAT. LIKEWISE, ESSALUD MAY NOT TAKE THESE PAYMENTS AS COMPENSATION FOR ANY OBLIGATION THAT THE OPERATING COMPANY MAY HAVE.

G. ESSALUD SHALL GUARANTEE THE FLOW OF THE RPI-I IRREVOCABLE AND RPI-E IRREVOCABLE PAYMENTS AND THEIR CORRESPONDING VAT AND WILL SUPPORT THE FINANCIAL STRUCTURING RESULTING FROM THESE FLOWS, NOT LIKE OTHER THAT ARE DEVELOPED, AS ESTABLISHED IN THIS CONTRACT, TAXES ARE THE RESPONSIBILITY OF THE OPERATING COMPANY EXCEPT THOSE STANDARD WITHHOLDINGS.

H. CR-RPI IS IRREVOCABLE AND FREE TRANSFER. THE HOLDERS OF SUCH DOCUMENTS SHALL BE ENTITLED TO COLLECT THE AMOUNT SET FORTH THEREIN ON THE DATES PROVIDED IN AN EQUALLY IRREVOCABLE AND UNCONDITIONAL MANNER.

I. CR-RPI ARE ISSUED UNDER PERUVIAN JURISDICTION.

J. IT IS EXPRESSLY STATED THAT CONDITIONS SUCH AS THOSE SET FORTH IN SECTION 5 OF THIS CONTRACT, RELATING TO THE SUSPENSION OF THE CONTRACT DO NOT CONSTITUTE A REASON FOR ESSALUD TO INTERRUPT OR SUSPEND THE PAYMENT OF THE CR-RPI IN THE TIME LIMITS STIPULATED.

K. THE POSSIBLE DELAY IN THE PAYMENT OF THE RPI AND ITS CORRESPONDING VAT WILL RESULT IN THE PAYMENT OF THE INTEREST ESTABLISHED IN THE CR-RPI.

L. EACH AND EVERY OBLIGATION DUE AND UNPAID, CONTAINED AND REPRESENTED BY ANY OF THE CR-RPIS ISSUED UNDER THIS CONTRACT, REGARDLESS OF ITS ISSUANCE OR EXPIRATION DATE ARE ENFORCEABLE “PARI-PASSU” WITH RESPECT TO ANY OTHER OBLIGATIONS DUE AND UNPAID, AND/OR ANY OTHER CR-RPI ISSUED UNDER THIS CONTRACT, FOR WHICH AND WITH RESPECT TO EACH CR-RPI THE SAME PAYMENT DATES SHOULD BE ASSIGNED.

M. IN NO CASE MAY OBLIGATIONS UNDERTAKEN BY ESSALUD IN RELATION TO ANY OTHER PROJECT CONTRACTED IN EXECUTION OF ITS INVESTMENTS PROMOTION REGULATIONS IN INFRASTRUCTURE WORKS AND SERVICES RESULT IN UNFAVORABLE TREATMENT, WITHOUT LIMITATION, WHICH FOR THIS PURPOSE MUST BE ASSIGNED THE SAME CR-RPI PAYMENT DATES THAT ARE ISSUED UNDER THIS CONTRACT.

N. ESSALUD WILL GIVE PARI-PASSU TREATMENT TO EACH AND EVERY PAYMENT OBLIGATION CONTAINED IN THE CR-RPI WHETHER WITH OR WITHOUT THE SUPPORT OF AN ESSALUD-BACKED GUARANTEE.

O. THE ACCELERATION OF PAYMENTS LINKED TO CR RPI SHALL BE GOVERNED EXCLUSIVELY BY THE TERMS AND CONDITIONS SET FORTH IN SUCH CERTIFICATES.”

“14.29 FOR THE ISSUANCE OF A CAO OR CAO-E, ESSALUD SHALL OBSERVE THE FOLLOWING PROCEDURE IN ACCORDANCE WITH THE PROCEDURE SET FORTH IN APPENDIX B-V OF ANNEX B.

…”

F) IN SECTION 23. CONTRACTUAL RESOLUTION, AMEND CLAUSES 23.1, 23.10, 23.20 AND 23.21, WHICH SHALL HAVE THE FOLLOWING WORDING.

“23.1. THE CONTRACT MAY ONLY BE DECLARED SETTLED OR TERMINATED BY VERIFYING ANY OF THE CAUSES SET FORTH IN THIS CONTRACT.

IF THERE HAS BEEN ANY TRANSFER OF RIGHTS TO THIRD PARTIES DULY APPROVED BY ESSALUD LINKED TO THIS CONTRACT. TERMINATION OF THE CONTRACT AFFECTS THE TERMINATION OF THE RIGHTS GRANTED BY THE OPERATING COMPANY IN FAVOR OF SUCH THIRD PARTIES.”

“23.10. THE TERMINATION OF THE CONTRACT DURING THE INVESTMENT PERIOD SHALL ENTITLE THE OPERATING COMPANY THE RIGHT TO RECOGNIZE THE GENERAL EXPENSES AND ITS CORRESPONDING VAT INCURRED UP TO THE DATE ON WHICH THE TERMINATION OF THE CONTRACT IS EFFECTED AS PROVIDED IN CLAUSE 7 2 AND OTHER RELEVANT CLAUSES AND THE CORRESPONDING REMUNERATION PLUS THE RESPECTIVE VAT THAT HAS BEEN GENERATED IN ACCORDANCE WITH SECTION 13, THUS A STRUCTURAL OR EQUIPMENT MILESTONE HAS NOT BEEN REACHED, WITH THE OPERATING COMPANY WAIVING ANY ADDITIONAL CLAIM.”

“23.20 THE AMOUNTS INDICATED IN THIS CONTRACT AS APPLICABLE ARE THE ONLY PAYMENTS TO BE RECOGNIZED IN FAVOR OF THE OPERATING COMPANY, WHETHER THE TERMINATION IS ATTRIBUTABLE TO THE OPERATING COMPANY OR ESSALUD.”

“23.21 IN ANY CASE THE PENDING PAYMENTS GENERATED IN FAVOR OF THE OPERATING COMPANY CORRESPONDING TO THE RPI AND ITS RESPECTIVE VAT WITHIN THE PRESCRIBED TIME LIMITS SHALL BE MAINTAINED, WHICH WILL BE CONTINUED TO BE PAID THROUGH THE TRUST. IN ADDITION, THE OPERATING COMPANY SHALL BE IRREVOCABLY ENTITLED TO THE EFFECTIVE AND TIMELY PAYMENT OF THE RPMO AND ITS CORRESPONDING VAT THROUGH THE ADMINISTRATION TRUST AND GUARANTEE UP TO THE EFFECTIVE DATE OF LIQUIDATION ONCE THE TERMINATION OF THE CONTRACT IS EFFECTIVE AND THE RPMO PAYMENTS AND RESPECTIVE VAT HAVE BEEN MADE, ESSALUD WILL ISSUE AN INSTRUCTION TO THE CORRESPONDING TRUSTEE IN ORDER TO STOP THE DISBURSEMENTS LINKED TO THE PAYMENTS OF THE RPMO OF THIS CONTRACT IN CASE OF SUBSISTENCE OF DEBTS BY ESSALUD ON THE PAYMENTS CORRESPONDING TO THE OPERATING CONTRACTING COMPANY. ESSALUD WILL UNDERTAKE MAKING SUCH PAYMENTS DIRECTLY.”

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-NINE

G) AMEND ANNEX VI MODEL CERTIFICATE OF PROGRESS OF WORKS (CAO) AND EQUIPMENT (CAO-E). WHICH SHALL HAVE THE FOLLOWING WORDING:

ANNEX VI CERTIFICATE FOR WORKS MILESTONES (CAO) AND EQUIPMENT (CAO-E) MODEL

CERTIFICATE FOR WORKS MILESTONES (CAO)

CAO NO.******

APP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD

THIS CERTIFICATE OF ACCEPTANCE OF WORKS. CAO IS ISSUED IN ACCORDANCE WITH THE PUBLIC-PRIVATE PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD (THE APP CONTRACT) SIGNED ON                      BETWEEN THE SOCIAL HEALTH INSURANCE-ESSALUD (HEREINAFTER, ‘ESSALUD’) AND THE COMPANY                      (HEREINAFTER “OPERATING COMPANY”) HEREINAFTER “THE PARTIES”.

CERTIFICATE OF WORKS MILESTONES

AS SET FORTH IN THE SECTION      AND      FROM THE APP CONTRACT, ESSALUD CERTIFIES THAT THE OPERATING COMPANY HAS COMPLIED WITH EXECUTING A WORKS MILESTONES EQUIVALENT TO THE STRUCTURAL MILESTONE, ***% OF THE INVESTMENT IN INFRASTRUCTURE.

ESSALUD CERTIFIES THAT THE STRUCTURAL WORKS MILESTONE OBJECT OF THIS CAO MAM HAVE BEEN EXECUTED IN ACCORDANCE WITH THE STANDARDS, TECHNICAL AND ENVIRONMENTAL PARTNER REQUIREMENTS ESTABLISHED IN THE FINAL ENGINEERING STUDY APPROVED BY ESSALUD, AS WELL AS IN THE APP CONTRACT, AND IN THE APPLICABLE LAWS AND PROVISIONS

THE ISSUANCE OF THIS CAO CERTIFIES THE CULMINATION OF THE CORRESPONDING STRUCTURAL MILESTONE AS WELL AS THE RECEPTION OF THE INFRASTRUCTURE THAT MAKES UP THIS MILESTONE.

PERCENTAGE OF PROGRESS REPRESENTING THE MILESTONE IN THE INFRASTRUCTURE INVESTMENT	% (A)

REFERENCE PROJECTED INVESTMENT IN INFRASTRUCTURE	US$ (B)

STRUCTURAL HOT REFERENCE VALUE	US$ (C) = (A) X (B)

TOTAL RPI-I (ACCORDING TO SECTION 13 OF THE CONTRACT)	US$ (D)

IRREVOCABLE RPI-I (ACCORDING TO SECTION 14 OF THE CONTRACT)	US$ (E)

WORKS COMPLIANCE BONUS	US$ (F) = (D) - (E)

GRANTING THE RIGHT TO COLLECT US$         AMOUNT INCLUDING THE CORRESPONDING VAT-AT THE TIME AND ACCORDING TO THE CONTRACT.

AFFECTATIONS

IRREVOCABLE RPI-I PURSUANT TO SECTION 13 OF THE APP CONTRACT - AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE - THE AMOUNT EQUIVALENT TO US$        , INCLUDING VAT, WILL BE IRREVOCABLY PAID.

BONUS FOR FULFILLMENT OF WORKS CORRESPONDS TO THE OPERATING COMPANY, ACCORDING TO THE CONDITIONS SET FORTH IN THE CONTRACT, THE RIGHT TO COLLECT -AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE- THE AMOUNT EQUIVALENT TO US$         INCLUDING VAT.

ISSUED IN LIMA ON *** ***, ***

ESSALUD COMPLIANCE

APP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD

CERTIFICATE OF WORKS MILESTONES (CAO) OF A STRUCTURAL MILESTONE WITH NOTES

CAO NO ***** - CONTRACT ********

THIS CERTIFICATE OF ACCEPTANCE OF WORKS. CAO IS ISSUED IN ACCORDANCE WITH THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND THE PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD (THE APP CONTRACT) SIGNED ON                      BETWEEN THE SOCIAL HEALTH INSURANCE-ESSALUD (HEREINAFTER, “ESSALUD”) AND THE COMPANY                      (HEREINAFTER, THE “OPERATING COMPANY”), BOTH HEREINAFTER “THE PARTIES”.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY

CERTIFICATE OF WORKS MILESTONES

PURSUANT TO SECTION      AND      OF THE APP CONTRACT, ESSALUD CERTIFIES THAT THE OPERATING COMPANY HAS COMPLIED WITH EXECUTING WORKS MILESTONES EQUIVALENT TO ***% OF THE INVESTMENT IN INFRASTRUCTURE.

ESSALUD CERTIFIES THAT THE WORKS OBJECT OF THIS CAO HAVE BEEN EXECUTED IN ACCORDANCE WITH THE STANDARDS, TECHNICAL AND ENVIRONMENTAL PARTNER REQUIREMENTS ESTABLISHED IN THE FINAL ENGINEERING STUDY APPROVED BY ESSALUD, AS WELL AS IN THE APP CONTRACT, AND IN THE APPLICABLE LAWS AND PROVISIONS.

THE ISSUANCE OF THIS CAO CERTIFIES THE CORRESPONDING WORKS MILESTONES AS WELL AS THE RECEPTION OF THE INFRASTRUCTURE THAT MAKES UP THESE MILESTONES.

PERCENTAGE REPRESENTING THE WORKS MILESTONES OF THE INFRASTRUCTURE INVESTMENT	% (A)

REFERENCE PROJECTED INVESTMENT IN INFRASTRUCTURE	US$ (B)

REFERENCE VALUE OF THE WORKS MILESTONES	US$ (C) = (A) X (B)

TOTAL RPI-I (ACCORDING TO SECTION 13 OF THE CONTRACT)	US$ (D)

IRREVOCABLE RPI-I (ACCORDING TO SECTION 14 OF THE CONTRACT)	US$ (E)

WORKS COMPLIANCE BONUS	US$ (F) = (D) - (E)

GRANTING THE RIGHT TO COLLECT US$         AMOUNT INCLUDING THE CORRESPONDING VAT.-AT THE TIME AND ACCORDING TO THE CONTRACT.

AFFECTATIONS

IRREVOCABLE RPI-I PURSUANT TO SECTION 13 OF THE APP CONTRACT - AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE - THE AMOUNT EQUIVALENT TO US$        , INCLUDING VAT, WILL BE IRREVOCABLY PAID.

BONUS FOR FULFILLMENT OF WORKS CORRESPONDS TO THE OPERATING COMPANY, ACCORDING TO THE CONDITIONS SET FORTH IN THE CONTRACT, THE RIGHT TO COLLECT -AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE- THE AMOUNT EQUIVALENT TO US$         INCLUDING VAT.

ISSUED IN LIMA ON *** ***, ***

ESSALUD COMPLIANCE

APP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD

CERTIFICATE OF WORKS MILESTONES (CAO) OF LAST STRUCTURAL MILESTONE

CAO NO ***** - CONTRACT ********

THIS CERTIFICATE OF ACCEPTANCE OF WORKS, CAO, OF THE LAST STRUCTURAL MILESTONE, IS ISSUED IN ACCORDANCE WITH THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD (THE APP CONTRACT) SIGNED ON                      BETWEEN SOCIAL HEALTH INSURANCE-ESSALUD (HEREINAFTER, “ESSALUD”) AND THE COMPANY                                          (HEREINAFTER, THE “OPERATING COMPANY”). BOTH COLLECTIVELY THE PARTIES

CERTIFICATE OF WORKS MILESTONES

ACCORDING TO THE PROVISIONS IN SECTION      OF THE APP CONTRACT, AND WITHIN THE SCOPE OF ANNEX B THEREOF, ESSALUD CERTIFIES THAT THE OPERATING COMPANY HAS COMPLIED WITH EXECUTING THE LAST STRUCTURAL MILESTONE *** WHICH CORRESPONDS TO ***% OF THE MILESTONES OF THE INFRASTRUCTURE INVESTMENT.

ESSALUD CREDITS THAT U INFRASTRUCTURE OF THE STRUCTURAL MILESTONE OBJECT OF THIS CAO HAS BEEN BUILT ACCORDING TO THE STANDARDS, TECHNICAL AND ENVIRONMENTAL PARTNER REQUIREMENTS ESTABLISHED IN THE FINAL ENGINEERING STUDY APPROVED BY ESSALUD, AND IN THE APP CONTRACT, AND IN THE APPLICABLE LAWS AND PROVISIONS.

THE ISSUANCE OF THIS CAO CERTIFIES THE CULMINATION OF THE LAST STRUCTURAL MILESTONE AS WELL AS THE RECEPTION OF THE INFRASTRUCTURE.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-ONE

MILESTONE PERCENTAGE REPRESENTING THE STRUCTURAL MILESTONE IN INFRASTRUCTURE INVESTMENT	% (A)

REFERENCE PROJECTED INVESTMENT IN INFRASTRUCTURE	US$ (B)

OTHER MEASURES NOT RECOGNIZED IN THE PREVIOUS CAOS	US$ (C)

REFERENCE VALUE OF THE LAST STRUCTURAL MILESTONE:	US$ (D) = (A) X (B) + (C)

TOTAL RPI-I (ACCORDING TO SECTION 13 OF THE CONTRACT)	US$ (E)

IRREVOCABLE RPI-I (ACCORDING TO SECTION 14 OF THE CONTRACT)	US$ (F)

WORKS COMPLIANCE BONUS	US$ (G) = (E) - (F)

GRANTING THE RIGHT TO COLLECT US$         AMOUNT INCLUDING THE CORRESPONDING VAT AT THE TIME AND ACCORDING TO THE CONTRACT.

AFFECTATIONS

IRREVOCABLE RPI-I PURSUANT TO SECTION 13 OF THE APP CONTRACT - AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE - THE AMOUNT EQUIVALENT TO US$        , INCLUDING VAT, WILL BE IRREVOCABLY PAID.

BONUS FOR FULFILLMENT OF WORKS CORRESPONDS TO THE OPERATING COMPANY, ACCORDING TO THE CONDITIONS SET FORTH IN THE CONTRACT, THE RIGHT TO COLLECT -AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE- THE AMOUNT EQUIVALENT TO US$         INCLUDING VAT.

ISSUED IN LIMA ON *** ***, ***

ESSALUD COMPLIANCE

CERTIFICATE OF EQUIPMENT MILESTONE (CAO-E)

APP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD

THIS CERTIFICATE OF EQUIPMENT MILESTONES CAO-E IS ISSUED IN ACCORDANCE WITH THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD (THE APP CONTRACT) SIGNED ON                      BETWEEN THE SOCIAL HEALTH INSURANCE -ESSALUD (HEREINAFTER, “ESSALUD”) AND THE COMPANY                                          (HEREINAFTER, THE “OPERATING COMPANY”).

CERTIFICATE OF EQUIPMENT MILESTONES

ACCORDING TO THE PROVISIONS IN THE SECTION     . OF THE APP CONTRACT, ESSALUD CERTIFIES THAT THE OPERATING COMPANY HAS COMPLIED WITH EXECUTING THE MILESTONE “** CORRESPONDING TO EQUIPMENT.

ESSALUD CERTIFIES THAT THE EQUIPMENT OBJECT OF THIS CAO-E HAS BEEN EXECUTED IN ACCORDANCE WITH THE TECHNICAL AND ENVIRONMENTAL PARTNER REQUIREMENTS SET OUT IN ANNEX *** OF THE CONTRACT, AND IN ACCORDANCE WITH APPLICABLE LAWS AND PROVISIONS.

THE EMISSION OF THIS CAO-E CERTIFIES THE CULMINATION OF THE CORRESPONDING MILESTONE.

EQUIPMENT MILESTONE PERCENTAGE	% (A)

BASE REFERENCE VALUE (FRACTION OF THE REFERENCE PROJECTED INVESTMENT CORRESPONDING TO EQUIPMENT)	US$ (B)

REFERENCE VALUE OF EQUIPMENT MILESTONE:	US$ (C) = (A) X (B)

RPI-E TOTAL (ACCORDING TO SECTION 13 OF THE CONTRACT)	US$ (D)

RPI-E IRREVOCABLE (ACCORDING TO SECTION 14 OF THE CONTRACT)	US$ (E)

EQUIPMENT COMPLIANCE BONUS	US$ (F) = (D) - (E)

GRANTS THE RIGHT TO COLLECT US$         INCLUDING VAT -AT THE TIME AND ACCORDING TO THE CONTRACT.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-TWO

AFFECTATIONS

IRREVOCABLE RPI-E PURSUANT TO SECTION 13 OF THE APP CONTRACT - ON YOUR OCCASION AND ACCORDING TO THE SCHEDULE ATTACHED - THE AMOUNT EQUIVALENT TO US$        , INCLUDING VAT, WILL BE IRREVOCABLY PAID.

BONUS FOR COMPLIANCE WITH EQUIPMENT CORRESPONDS TO THE OPERATING COMPANY, ACCORDING TO THE CONDITIONS SET FORTH IN THE CONTRACT, THE RIGHT TO COLLECT-AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE - THE AMOUNT EQUIVALENT TO US$         INCLUDING VAT.

ISSUED IN LIMA ON *** ***, ***

ESSALUD COMPLIANCE

APP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD

FINAL CERTIFICATE OF EQUIPMENT MILESTONE (CAO-E)

CAO NO ***** - CONTRACT ********

THIS CERTIFICATE OF EQUIPMENT MILESTONES CAO-E OF THE LAST EQUIPMENT MILESTONE IS ISSUED IN ACCORDANCE WITH THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD (THE CONTRACT) SIGNED ON                      BETWEEN ESSALUD AND THE OPERATING COMPANY                                         HEREINAFTER THE PARTIES.

CERTIFICATE OF EQUIPMENT MILESTONES

PURSUANT TO SECTION      OF THE CONTRACT AND WITHIN THE SCOPE OF ANNEX B THEREOF, ESSALUD CERTIFIES THAT THE OPERATING COMPANY HAS COMPLIED WITH EXECUTING EQUIPMENT MILESTONE *** WHICH CORRESPONDS TO ***% OF THE EQUIPMENT. ESSALUD CERTIFIES THAT THE EQUIPMENT OBJECT OF THIS CAO-E HAS BEEN EXECUTED IN ACCORDANCE WITH THE TECHNICAL AND ENVIRONMENTAL PARTNER REQUIREMENTS SET OUT IN ANNEX *** OF THE CONTRACT, AND IN ACCORDANCE WITH THE APPLICABLE LAWS AND PROVISIONS.

THE ISSUANCE OF THIS CAO-E CERTIFIES THE CULMINATION OF THE CORRESPONDING MILESTONE AS WELL AS THE RECEPTION OF THE EQUIPMENT THAT MAKES UP SUCH MILESTONE.

EQUIPMENT MILESTONE PERCENTAGE	% (A)

BASE REFERENCE VALUE (FRACTION OF THE REFERENCE PROJECTED INVESTMENT CORRESPONDING TO EQUIPMENT)	US$ (B)

EQUIPMENT NOT INCORPORATED IN THE PREVIOUS CAO-E	US$ (C)

REFERENCE VALUE OF THE LAST EQUIPMENT MILESTONE:	US$ (D) = (A) X (B) + (C)

RPI-E TOTAL (ACCORDING TO SECTION 13 OF THE CONTRACT)	US$ (E)

RPI-E IRREVOCABLE (ACCORDING TO SECTION 14 OF THE CONTRACT)	US$ (F)

EQUIPMENT COMPLIANCE BONUS	US$ (G) = (E) - (F)

GRANTING THE RIGHT TO COLLECT US$         AMOUNT INCLUDING THE CORRESPONDING VAT AT THE TIME AND ACCORDING TO THE CONTRACT.

AFFECTATIONS

IRREVOCABLE RPI-E PURSUANT TO SECTION 13 OF THE APP CONTRACT - AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE - THE AMOUNT EQUIVALENT TO US$        , INCLUDING VAT, WILL BE IRREVOCABLY PAID.

BONUS FOR FULFILLMENT OF WORKS CORRESPONDS TO THE OPERATING COMPANY, ACCORDING TO THE CONDITIONS SET FORTH IN THE CONTRACT, THE RIGHT TO COLLECT -AT THE TIME AND ACCORDING TO THE ATTACHED SCHEDULE- THE AMOUNT EQUIVALENT TO US$         INCLUDING VAT.

ISSUED IN LIMA ON *** ***, ***

ESSALUD COMPLIANCE

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-THREE

H) AMEND ANNEX VII CERTIFICATES OF RECOGNITION OF IRREVOCABLE RIGHTS OF THE RPI (CR-RPI) MODEL, WHICH SHALL HAVE THE FOLLOWING WORDING:

ANNEX VII RECOGNITION OF IRREVOCABLE RIGHTS OF THE RPI (CR-RPI) MODEL

CERTIFICATE OF RECOGNITION OF IRREVOCABLE RIGHTS OF THE RPI (CR-RPI) MODEL*

(DATE) SOCIAL HEALTH INSURANCE - ESSALUD

UNDER THE PRIVATE-PUBLIC PARTNERSHIP CONTRACT FOR THE REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE, EQUIPMENT, MANAGEMENT AND PROVISION OF ASSISTANCE SERVICES IN THE TRECCA TOWER OF ESSALUD DATED [    ] (AS AMENDED OR SUPPLEMENTED WHERE APPLICABLE, THE “APP CONTRACT”). CONCLUDED BETWEEN ESSALUD AND [.] (THE “OPERATOR COMPANY”). ESSALUD IS HEREBY IRREVOCABLY AND UNCONDITIONALLY OBLIGED TO PAY THE PURCHASERS OR ASSIGNEES OF THIS CERTIFICATE OR THE PERSONS DESIGNATED BY THEM (THE “OWNER”) IN THE LEGAL CURRENCY OF THE UNITED STATES OF AMERICA (“UNITED STATES DOLLARS” OR “US$”), THE AMOUNT OF US$[        ], AS WELL AS ANY APPLICABLE INTEREST AS DETAILED BELOW.

THIS CERTIFICATE (THE “CERTIFICATE”) IS A CERTIFICATE OF RECOGNITION OF RIGHTS TO INVESTMENT REMUNERATION (“CR-RPI”) ISSUED PURSUANT TO SECTION 13 - FINANCIAL REGIME- OF THE APP CONTRACT. THE ISSUANCE OF THIS CERTIFICATE BY ESSALUD CERTIFIES AND GUARANTEES THAT THE OPERATING COMPANY HAS COMPLIED WITH ITS OBLIGATION TO EXECUTE A WORKS MILESTONE (THE “WORK MILESTONE”) REPRESENTING % OF THE WORKS AND/OR EQUIPMENT (AS DESCRIBED IN THE APP CONTRACT) CORRESPONDING TO THE INVESTMENT PERIOD (THE “PROJECT”).

ESSALUD CERTIFIES THAT THIS OBLIGATION HAS BEEN COMPLIED WITH IN ACCORDANCE WITH THE STANDARDS INDICATED IN THE APP CONTRACT AND WITH THE APPLICABLE LEGISLATION. THE WORKS MILESTONE EXECUTED BY THE OPERATING COMPANY HAS BEEN DULY SUPERVISED BY THE DESIGN, WORKS AND EQUIPMENT SUPERVISOR, WHICH IS INCLUDED IN THE CERTIFICATE OF WORKS MILESTONE ISSUED BY ESSALUD.

THE ISSUANCE AND DELIVERY OF THIS CERTIFICATE BY ESSALUD AND THE EXECUTION BY ESSALUD OF ITS OBLIGATIONS DETAILED HEREIN HAVE BEEN DULY AUTHORIZED BY ESSALUD AND THE CERTIFIED PROVISION CONSTITUTES A VALID AND BINDING OBLIGATION OF ESSALUD REQUIRED IN ACCORDANCE WITH THE TERMS OF THE SAME.

(…)

9.- TRANSFERABILITY.

ESSALUD HEREBY EXPRESSES ITS IRREVOCABLE CONSENT IN THE FREE TRANSFER OF THIS CERTIFICATE OR OF ANY RIGHT OR INTEREST LINKED TO THE OWNER, AT THE SOLE DISCRETION OF SUCH OWNER, TOTALLY OR PARTIALLY TO A THIRD PARTY, IN ACCORDANCE WITH APPLICABLE LAWS AND PROVISIONS PROVIDED THAT SUCH TRANSFEROR NOTIFIES IN WRITING OF SUCH TRANSFER TO THE TRUSTEE OF THE ADMINISTRATION TRUST, WITHIN THREE (3) BUSINESS DAYS FOLLOWING SUCH TRANSFER, INDICATING THE FULL NAME, ADDRESS, ACCOUNT NUMBER, AND ANY OTHER RELEVANT CONTACT INFORMATION OF THE ACQUIRER. THE ADMINISTRATOR OF THE TRUST SHALL MAKE THIS INFORMATION AVAILABLE TO ESSALUD WITHIN ONE (1) BUSINESS DAY FOLLOWING RECEIPT OF SUCH NOTIFICATION AFTER SUCH TRANSFER. THE PURCHASER SHALL BE DEEMED AS HOLDER OF THIS CERTIFICATE TO HAVE THE SAME RIGHTS AND BENEFITS AS THOSE ENJOYED BY THE TRANSFEROR PRIOR TO SUCH TRANSFER. ESSALUD MAY NOT BE CEDE, TRANSFER OR DELEGATE ITS OBLIGATIONS ASSUMED HEREIN, WITHOUT PRIOR WRITTEN APPROVAL OF THE OPERATING COMPANY OR THE HOLDER.

IN THE CASE OF PARTIAL ACQUISITIONS OF THE RIGHTS ARISING FROM THIS CERTIFICATE, IT IS EXPRESSLY STATED THAT THE NEW HOLDER WHO HAS PARTIALLY ACQUIRED THESE RIGHTS WILL BE EMPOWERED, DIRECTLY, ON HIS OWN BEHALF OR THROUGH REPRESENTATIVES TO DEMAND PAYMENT OF THE PERCENTAGE ACQUIRED WHERE APPLICABLE. THEREFORE, THE RIGHTS ACQUIRED AS PART OF A PARTIAL ACQUISITION OF THIS CERTIFICATE EMPOWER THE PURCHASER TO DIRECTLY INITIATE ANY LEGAL ACTION AGAINST ESSALUD IN ORDER TO DEMAND THE CORRESPONDING PAYMENT, WITHOUT REQUIRING THE PARTICIPATION OF THE HOLDER OR HOLDERS WHO HAVE THE REMAINING PERCENTAGE OF THE RIGHTS OF THIS CERTIFICATE (...)

L) AMEND ANNEX B-II NUMBER OF GUARANTEED MINIMUM BENEFITS, AS FOLLOWS.

IT SAYS: 500,000

IT SHOULD SAY: 350,000

J) AMEND ANNEX B-III RATE FOR SERVICES ADDITIONAL TO THE DEMAND CONTRACTED, AS FOLLOWS:                      ONCE ESSALUD GRANTS THE APPOINTMENT THROUGH THE ESSALUD ONLINE CALL CENTER, IT MAY ONLY BE CANCELLED AT LEAST 24 HOURS IN ADVANCE OF THE SCHEDULED TIME. SUBSEQUENT CANCELLATION OR NO-SHOW OF THE ACCREDITED INSURED, WILL BE CONSIDERED AS SERVICE RENDERED, AT THE RATES ESTABLISHED FOR EACH OF THE GUARANTEED SERVICES.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-FOUR

K) AMEND ANNEX IV INDICATOR 1 - EII) “PERCENTAGE OF NON-RELEVANT REFERENCES”, WHICH SHALL BE WORDED AS FOLLOWS:

1-E-II. PERCENTAGE OF NON-RELEVANT EMERGENCY REFERENCES

FOUNDATION	A NON-RELEVANT REFERENCE IS ONE THAT DOES NOT MEET THE CURRENT MEDICAL AND/OR ADMINISTRATIVE REQUIREMENTS OF CASES THAT MAY BE RESOLVED IN THE TRECCA TOWER EMERGENCY DEPARTMENT ACCORDING TO ITS DECISION LEVEL DEFINED IN THE CONTRACT FOR THIS

SCOPE OF PERFORMANCE	QUALITY

TYPE OF INDICATOR	CONTINUOUS REDUCTION

FORM OF CALCULATION	TOTAL NON-RELEVANT EMERGENCY REFERENCES X100 TOTAL EMERGENCY REFERENCES GENERATED IN TRECCA TOWER

AUDIT SOURCE	MEDICAL TRANSACTION SYSTEM RECORDS

GOAL	LESS THAN 5%

REPORT REFERRAL FREQUENCY TO GDP	MONTHLY

EVALUATION FREQUENCY	QUARTERLY

L) INCLUDE IN ANNEX B, APPENDIX B-V, WHICH SHALL BE WORDED AS FOLLOWS:

APPENDIX B-V ANNEX B TO THE CONTRACT

PROCEDURE FOR THE APPROVAL OF THE REPORT OF THE WORKS MILESTONE, AND THE ISSUANCE AND DELIVERY OF THE CERTIFICATE OF WORKS MILESTONE AND THE CR-RPI

1 FOR THE ISSUANCE OF A CAO, ESSALUD MUST OBSERVE THE FOLLOWING PROCEDURE AND THE PROVISIONS OF NUMBER 14.2.9 OF THE CONTRACT.

1.1. ESSALUD WILL PROCEED TO ISSUE AND DELIVER THE CAO TO THE OPERATING COMPANY WITHIN A MAXIMUM PERIOD OF TWENTY (20) DAYS FROM ISSUANCE OF THE LAST WORKS MILESTONE REPORT CORRESPONDING TO THE STRUCTURAL MILESTONE OR, THE REPORT ON THE CORRECTION OF OBSERVATIONS MADE IF APPLICABLE. THE EAC SHALL RECOGNIZE THE SUM OF THE AMOUNTS CONTAINED IN THE WORKS MILESTONE REPORTS CORRESPONDING TO THE RESPECTIVE STRUCTURAL MILESTONE AND, IF APPLICABLE, ITS CORRESPONDING ADJUSTMENTS ACCORDING TO THAT SET OUT IN THE CONTRACT. TO THAT EFFECT, THE VALUATION OF THE RESPECTIVE WORKS MILESTONE MUST BE ADDED TO EACH WORKS MILESTONE REPORT.

1.2. DURING CONSTRUCTION. THE OPERATING COMPANY SHALL SUBMIT TO ESSALUD ITS APPLICATION FOR THE ISSUANCE OF THE RESPECTIVE CAO AT THE END OF EACH STRUCTURAL MILESTONE. THE APPLICATION MUST CONTAIN THE APPROVAL AND ACCEPTANCE OF THE DESIGN, WORKS AND EQUIPMENT SUPERVISOR.

ONCE THE APPROVAL AND ACCEPTANCE OF THE DESIGN, WORKS AND EQUIPMENT SUPERVISOR HAS BEEN OBTAINED, ESSALUD MUST ISSUE THE CORRESPONDING CAO WITHIN THE PERIOD INDICATED IN NUMBER 1.1 ABOVE.

1.3. IF WITHIN FIFTEEN (15) DAYS OF HAVING SUBMITTED EACH MONTHLY WORKS MILESTONE REPORT, ESSALUD REVIEWS SUCH APPLICATION, WHICH MAY ONLY OCCUR IF IT BELIEVES THAT THE DESIGN, WORKS AND EQUIPMENT SUPERVISOR HAS MADE SERIOUS AND OBVIOUS ERRORS IN HIS SUPERVISORY WORK, THE OPERATING COMPANY SHALL HAVE A PERIOD OF UP TO FIVE (5) DAYS TO REMEDY THE OBSERVATIONS DETECTED BY THAT DESIGN, WORKS AND EQUIPMENT SUPERVISOR. ESSALUD SHALL ISSUE ITS AGREEMENT WITH RESPECT TO SUCH REMEDIES WITHIN FIVE (5) DAYS OF SUBMISSION, AFTER WHICH THEY SHALL BE DEEMED APPROVED. IN THE EVENT THAT ESSALUD DOES NOT APPROVE OF THE REMEDIES MADE BY THE OPERATING COMPANY, IT SHALL COMMUNICATE ITS NON-APPROVAL WITHIN THE AFOREMENTIONED FIVE (5) DAYS, WITH A NEW WORKS MILESTONE REPORT BE ISSUED WITH RESPECT TO THE UNAPPROVED PART. THIS NEW WORKS MILESTONE REPORT IS AUTOMATICALLY APPROVED WITHOUT REQUIRING A NEW REVIEW BY ESSALUD.

IT IS HEREBY ESTABLISHED THAT EACH MONTHLY WORKS MILESTONE REPORT CORRESPONDING TO THE STRUCTURAL MILESTONE IS INDEPENDENT OF ANY OTHER MONTHLY WORKS MILESTONE REPORT CORRESPONDING TO THE RESPECTIVE STRUCTURAL MILESTONE. IN THIS REGARD, ONCE THE PROCEDURE REFERRED TO IN THE PREVIOUS PARAGRAPH IS FULFILLED WITH RESPECT TO A MONTHLY WORKS MILESTONE REPORT CORRESPONDING TO THE STRUCTURAL MILESTONE, THAT REPORT MAY NOT BE REVIEWED BY ESSALUD AGAIN.

JORGE E. VELARDE SUSSONI

LIMA NOTARY

JORGE E. VELARDE SUSSONI

LIMA NOTARY

[stamp:] THREE THOUSAND FOUR HUNDRED AND SIXTY-FIVE

1.4. IN ANY CASE, AT THE END OF THE TWENTY (20) DAYS FROM ISSUANCE OF THE LAST WORKS MILESTONE REPORT CORRESPONDING TO THE STRUCTURAL MILESTONE, ESSALUD MUST ISSUE THE CAO FOR THE WORKS MILESTONE REPORTS FOR THE PREVIOUS MONTHS CORRESPONDING TO THE STRUCTURAL MILESTONE AND FOR THE NON-REVIEWED PART OF THE LAST WORKS MILESTONE REPORT CORRESPONDING TO THE STRUCTURAL MILESTONE AND FOR THE PART THAT, HAVING BEEN REVIEWED, HAS BEEN REMEDIED.

TOGETHER WITH ISSUING THE CAO, THE RESPECTIVE CR-RPI MUST BE ISSUED AND DELIVERED.

2. TO ISSUE A CAO-E, ESSALUD MUST FOLLOW THE PROCEDURE INDICATED IN NUMBER 1 ABOVE.”

THIRD MILESTONES AND INTERPRETATION

EXCEPT FOR THE EXPRESS AMENDMENTS CONTAINED HEREIN, THE TERMS AND CONDITIONS OF THE AGREEMENT ARE IN EFFECT, WITH THE PARTIES BEING SENT THEM FOR PURPOSES OF THE MILESTONES AND INTERPRETATION OF THIS INSTRUMENT. THIS ADDENDUM IS SIGNED IN RECOGNITION OF EACH AND EVERY CLAUSE IN THE CITY OF LIMA, ON THE EIGHTEENTH DAY OF APRIL TWO THOUSAND ELEVEN.

SIGNED BY: SOCIAL HEALTH INSURANCE - ESSALUD JAVIER ANGEL ROSAS SANTILLANA - GENERAL MANAGER.

SIGNED BY: CONSORCIO TRECCA S.A.C.: ARISTIDES DE MACEDO MURGEL.

CONCLUSION: HAVING READ AND INFORMED THE PARTIES OF THE EFFECTS, OBLIGATIONS OR RESPONSIBILITIES TO WHICH THIS INSTRUMENT BINDS THEM, THEY HEREBY CONFIRM THEIR WILL TO UNDERSTAND AND ASSUME THEM AND HEREBY SIGN AND PROVIDE THEIR FINGERPRINTS ON THIS DEED ON THE DATES INDICATED. IT IS PLACED ON RECORD THAT HIS PUBLIC DEED WAS PUBLISHED, BEGINNING ON THE PAGE WITH SERIAL NUMBER 2710663 AND ENDING ON THE PAGE WITH SERIAL NUMBER 2710675

SIGNATURE AND FINGERPRINT OF JAVIER ANGEL ROSAS SANTILLANA FOR: SOCIAL HEALTH INSURANCE – ESSALUD ON APRIL TWENTY TWO THOUSAND ELEVEN.

SIGNATURE AND FINGERPRINT OF ARISTIDES DE MACEDO MURGEL FOR CONSORCIO TRECCA S.A.C. ON APRIL NINETEEN TWO THOUSAND ELEVEN

HAVING COMPLETED THE SIGNATURE PROCESS BEFORE THE NOTARY ON APRIL TWENTY TWO THOUSAND ELEVEN.

SIGNING DR. JORGE ERNESTO VELARDE SUSSONI – NOTARY OF LIMA.

THIS TESTIMONY IS CONSISTENT WITH THE ORIGINAL DEED OF REFERENCE DATED APRIL 19, 2011, RUNNING FROM PAGE 3,463 TO PAGE 3,475 OF THE YEAR 2011, I HEREBY INITIAL, STAMP, SEAL AND SIGN IN LIMA, ON APRIL 20, 2011.

[stamp:] JVS	/s/ Jorge E. Velarde Sussoni [stamp:] JORGE E. VELARDE SUSSONI Lawyer – Notary Public of Lima	[seal:] [illegible] ASSOCIATION OF NOTARIES OF LIMA PERU [illegible] [logo]